Exhibit 8.1

Statement of investment holdings according to § 313 (2) HGB, consolidated financial statements as of December 31, 2005

Name and registered office of the company		Parent company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount Currency	Footnote
	1. Subsidiaries included on a fully consolidated basis in addition to the parent company
1.	"T-Online.at" Internet Service GmbH, Vienna	1.239.	100.00%		100,000.00 EUR
2.	A-Call Telecom Service GmbH, Vienna	1.198.	100.00%		35,000.00 EUR
3.	ALLDATA Systems GmbH, Düsseldorf	1.255.	100.00%		23,600,000.00 EUR
4.	ATRADA TRADING NETWORK FRANCE S.A.R.L., Paris	1.238.	100.00%		8,000.00 EUR
5.	AUTOSCOUT ITALIA S.R.L., Padua	1.15.	100.00%		97,000.00 EUR
6.	Accumio Finance Services GmbH, Mannheim	1.176.	100.00%		2,000,000.00 EUR	1)
7.	Albura Telecomunicaciones S.A.U., Madrid	1.239.	100.00%		70,650,000.00 EUR
8.	Atrada Trading Network AG, Nuremberg	1.239.	100.00%		146,302.09 EUR
9.	AutoScout24 AG, Flamatt	1.15.	30.00%		112,000.00 CHF
9.	AutoScout24 AG, Flamatt	1.185.	70.00%		112,000.00 CHF
10.	AutoScout24 AS GmbH, Vienna	1.15.	100.00%		35,000.00 EUR
11.	AutoScout24 Belgium S.A., Brussels	1.15.	90.00%		62,000.00 EUR
12.	AutoScout24 Deutschland GmbH, Munich	1.15.	100.00%		70,700.00 EUR
13.	AutoScout24 Espana S.A., Madrid	1.15.	90.00%		153,388.00 EUR
14.	AutoScout24 France SAS, Trappes	1.15.	99.90%		76,225.00 EUR
15.	AutoScout24 GmbH, Munich	1.180.	92.41%		1,269,950.00 EUR
16.	AutoScout24 Nederland B.V., Amsterdam	1.15.	50.99%		36,400.00 EUR
17.	AutoScout24 Scandinavia A.B., Stockholm	1.15.	100.00%		109,000.00 SEK
18.	Autodom AG, Unterengstringen	1.185.	100.00%		100,000.00 CHF
19.	Axelero Kft., Budapest	1.84.	10.00%		3,000,000.00 HUF
19.	Axelero Kft., Budapest	1.59.	90.00%		3,000,000.00 HUF
20.	BCN Communications, LLC, Bellevue	1.33.	100.00%		1.00 USD
21.	BCN Rendszerház Kft., Budapest	1.84.	100.00%		6,190,590,000.00 HUF
22.	BERCOS Gesellschaft für Kommunikationstechniken mbH, Bonn	1.51.	100.00%		400,000.00 DEM
23.	Balatel Telekommunikációs Szolgáltató Rt. i.L., Siofok	1.59.	96.63%		90,207,000.00 HUF
24.	CAP Customer Advantage Program GmbH, Cologne			51.00%	400,000.00 EUR
25.	CARDNET Rt., Budapest	1.84.	72.00%		57,500,000.00 HUF
26.	CIVS IV License Sub I, LLC, Bellevue	1.33.	100.00%		1.00 USD
27.	CMobil B.V., Amsterdam	1.203.	100.00%		30,403.27 EUR
28.	COM Computer Handels- und Werbegesellschaft mbH, Munich	1.255.	100.00%		200,000.00 DEM
29.	Combridge S.R.L., Sfântu Gheorghe	1.292.	100.00%		328,800,000.00 ROL
30.	Compargo Kft., Budapest	1.21.	80.00%		3,000,000.00 HUF
31.	Congster GmbH, Darmstadt	1.239.	100.00%		250,000.00 EUR
32.	Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue	1.233.	50.10%		1.00 USD
32.	Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue	1.315.	49.90%		1.00 USD
33.	Cook Inlet/VS GSM IV PCS, LLC, Bellevue	1.32.	100.00%		1.00 USD
34.	Cook Inlet/VS GSM V PCS Holdings, LLC, Bellevue	1.233.	49.46%		1.00 USD
34.	Cook Inlet/VS GSM V PCS Holdings, LLC, Bellevue	1.315.	50.54%		1.00 USD
35.	Cook Inlet/VS GSM V PCS, LLC, Bellevue	1.34.	100.00%		1.00 USD
36.	Cook Inlet/VS GSM VI PCS Holdings, LLC, Bellevue	1.233.	16.35%		1.00 USD
36.	Cook Inlet/VS GSM VI PCS Holdings, LLC, Bellevue	1.315.	83.65%		1.00 USD
37.	Cook Inlet/VS GSM VI PCS, LLC, Bellevue	1.36.	100.00%		1.00 USD
38.	Cook Inlet/VS GSM VII PCS Holding, LLC, Bellevue	1.315.	49.90%		1.00 USD
39.	Cook Inlet/VS GSM VII PCS L.L.C., Bellevue	1.38.	100.00%		1.00 USD
40.	D&E/Omnipoint Wireless Joint Venture, L.P., Lancaster	1.311.	98.00%		1.00 USD
40.	D&E/Omnipoint Wireless Joint Venture, L.P., Lancaster	1.312.	2.00%		1.00 USD
41.	DFMG Deutsche Funkturm GmbH, Münster	1.201.	16.67%		30,000.00 EUR	1)
41.	DFMG Deutsche Funkturm GmbH, Münster	1.42.	83.33%		30,000.00 EUR	1)
42.	DFMG Holding GmbH, Bonn			100.00%	26,000.00 EUR	1)

43.	DeTe Immobilien, Deutsche Telekom Immobilien und Service GmbH, Münster			100.00%	5,000,000.00 EUR	1)
44.	DeTeAssekuranz—Deutsche Telekom Assekuranz-Vermittlungsgesellschaft mbH, Monheim			100.00%	1,000,000.00 EUR	1)
45.	DeTeFleetServices GmbH, Bonn			100.00%	5,000,000.00 EUR	1)
46.	DeTeImmobilien—Hungary Szolgáltató Részvénytársaság, Budapest	1.43.	51.00%		20,000,000.00 HUF
47.	DeTeMedien, Deutsche Telekom Medien GmbH, Frankfurt/Main			100.00%	45,000,000.00 DEM	1)
48.	Detecon (Schweiz) AG, Zurich	1.51.	100.00%		1,000,000.00 CHF
49.	Detecon Asia-Pacific Ltd., Bangkok	1.51.	99.99%		10,000,000.00 THB
50.	Detecon Consulting España S.A., Madrid	1.22.	0.0004%		250,000.00 EUR
50.	Detecon Consulting España S.A., Madrid	1.51.	99.9996%		250,000.00 EUR
51.	Detecon International GmbH, Bonn	1.255.	100.00%		19,430,100.00 EUR
52.	Detecon, Inc., Reston, VA	1.51.	100.00%		1,872,850.30 USD
53.	Deutsche Telekom BK-Holding GmbH, Bonn			100.00%	500,000,000.00 DEM	1)
54.	Deutsche Telekom Holding B.V., Amsterdam			100.00%	18,151.21 EUR
55.	Deutsche Telekom International Finance B.V., Amsterdam			100.00%	453,780.22 EUR
56.	Deutsche Telekom Training GmbH, Bonn			100.00%	102,300.00 EUR	1)
57.	EURACCOUNT Kft., Budapest	1.84.	99.00%		450,000,000.00 HUF
57.	EURACCOUNT Kft., Budapest	1.59.	1.00%		450,000,000.00 HUF
58.	EWV Holding Company, Inc., Bellevue	1.164.	100.00%		151,000.00 USD
59.	Egertel Telefon Rt., Eger	1.84.	100.00%		1,425,000,000.00 HUF
60.	Eliska Wireless Ventures I, Inc., Bellevue	1.58.	100.00%		1.00 USD
61.	Eliska Wireless Ventures License Subsidiary I, LLC, Bellevue	1.60.	100.00%		1.00 USD
62.	Elso Pesti Telefontársaság Rt., Budapest	1.84.	97.20%		776,899,000.00 HUF
63.	Emitel Távközlési Rt., Szeged	1.84.	99.9997%		3,110,000,000.00 HUF
63.	Emitel Távközlési Rt., Szeged	1.59.	0.0003%		3,110,000,000.00 HUF
64.	Erste DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Münster			100.00%	101,000.00 EUR
65.	FinanceScout24 AG, Hamburg	1.180.	100.00%		728,823.00 EUR
66.	FriendScout24 GmbH, Munich	1.180.	100.00%		1,500,000.00 EUR
67.	GMG Generalmietgesellschaft mbH, Münster			100.00%	51,130,000.00 EUR	1)
68.	GTE Wireless Cincinnati, LLC, Bellevue	1.298.	100.00%		1.00 USD
69.	Gabriele 17 Vermögensverwaltung GmbH, Frankfurt/Main	1.84.	100.00%		25,000.00 EUR
70.	HOLDCO Sp.z o. o., Warsaw	1.236.	100.00%		4,000,000.00 PLN
71.	HT—Hrvatske telekomunikacije d.d., Zagreb			51.00%	8,188,853,500.00 HRK
72.	I.T.E.N.O.S. International Telecom Network Operation Services GmbH, Bonn	1.248.	100.00%		3,000,000.00 EUR	1)
73.	ID Bremen GmbH, Bremen	1.255.	49.90%		51,300.00 EUR
74.	ImmoScout24 AG, Flamatt	1.185.	99.40%		500,000.00 CHF
75.	Infovan (Pty) Limited, Midrand	1.274.	100.00%		2,000.00 ZAR
76.	Integris Rendszerház Kft., Györ	1.84.	100.00%		615,000,000.00 HUF
77.	Interactive Media CCSP GmbH, Darmstadt	1.239.	100.00%		901,000.00 EUR
78.	Internet Crna Gora D.O.O., Podgorica	1.284.	100.00%		985,494.00 EUR
79.	Investel Magyar Távközlési Befektetési Rt., Budapest	1.84.	62.28%		4,862,000,000.00 HUF
79.	Investel Magyar Távközlési Befektetési Rt., Budapest	1.59.	37.72%		4,862,000,000.00 HUF
80.	JS24 Holding AG, Baar	1.180.	100.00%		100,000.00 CHF
81.	JobScout24 GmbH, Munich	1.82.	100.00%		25,000.00 EUR
82.	JobScout24 International Holding AG, Baar	1.180.	100.00%		1,540,000.00 CHF
83.	MONET D.O.O., Podgorica	1.284.	100.00%		22,822,129.00 EUR
84.	Magyar Telekom Távközlési Részvénytársaság, Budapest	1.85.	59.21%		104,281,170,000.00 HUF
85.	MagyarCom Holding GmbH, Bonn			100.00%	316,009,000.00 EUR	1)
86.	Makedonski Telekominikacii A.D., Skopje	1.193.	51.00%		9,583,887,733.00 MKD
87.	Marketline Rt., Budapest	1.240.	65.30%		20,000,000.00 HUF

88.	Matáv Kft, Budapest	1.59.	90.00%		3,000,000.00 HUF
88.	Matáv Kft, Budapest	1.84.	10.00%		3,000,000.00 HUF
89.	Matávkábel TV Kft., Budapest	1.84.	10.00%		3,000,000.00 HUF
89.	Matávkábel TV Kft., Budapest	1.59.	90.00%		3,000,000.00 HUF
90.	Mindentudás Egyeteme KHT, Budapest	1.84.	40.00%		5,000,000.00 HUF
90.	Mindentudás Egyeteme KHT, Budapest	1.240.	20.00%		5,000,000.00 HUF
91.	Mobimak A.D., Skopje	1.86.	100.00%		2,344,377,000.00 MKD
92.	Montenegrocard D.O.O. , Podgorica	1.284.	51.00%		83,776.00 EUR
93.	Noah Telekommunikationsdienste GmbH, Bonn			100.00%	100,000.00 EUR	1)
94.	Novatel EOOD, Sofia	1.292.	100.00%		300,000.00 BGL
95.	Novatel Ukraine Ltd., Kiev	1.84.	99.94%		1,656,900.00 UAH
95.	Novatel Ukraine Ltd., Kiev	1.59.	0.06%		1,656,900.00 UAH
96.	OPCS Philadelphia Holdings, LLC, Bellevue	1.306.	100.00%		1.00 USD
97.	OPCS THREE LLC, Bellevue	1.107.	100.00%		1.00 USD
98.	OPCS TWO, LLC, Bellevue	1.124.	100.00%		1.00 USD
99.	OPCS, LLC, Bellevue	1.124.	100.00%		1.00 USD
100.	ORBIT Gesellschaft für Applikations- und Informationssysteme GmbH, Bonn	1.51.	80.00%		128,000.00 EUR
101.	Omnipoint Albany-Schenectady-Glen Falls E License, LLC, Bellevue	1.138.	100.00%		1.00 USD
102.	Omnipoint Atlantic City License, LLC, Bellevue	1.110.	100.00%		1.00 USD
103.	Omnipoint Boston Area DE License, LLC, Bellevue	1.129.	100.00%		1.00 USD
104.	Omnipoint Boston D License, LLC, Bellevue	1.129.	100.00%		1.00 USD
105.	Omnipoint Buffalo Area DE License, LLC, Bellevue	1.138.	100.00%		1.00 USD
106.	Omnipoint Buffalo-Olean D License, LLC, Bellevue	1.138.	100.00%		1.00 USD
107.	Omnipoint CF Holdings, Inc., Bellevue	1.123.	100.00%		1.00 USD
108.	Omnipoint Capital Holdings, LLC, Bellevue	1.317.	75.00%		1.00 USD
108.	Omnipoint Capital Holdings, LLC, Bellevue	1.125.	25.00%		1.00 USD
109.	Omnipoint Communications Cap Operations, LLC, Bellevue	1.108.	100.00%		1.00 USD
110.	Omnipoint Communications Enterprises, L.P., Bellevue	1.306.	99.00%		1.00 USD
110.	Omnipoint Communications Enterprises, L.P., Bellevue	1.96.	1.00%		1.00 USD
111.	Omnipoint Communications, Inc., Bellevue	1.139.	100.00%		1.00 USD
112.	Omnipoint Corporation, Bellevue	1.233.	100.00%		300,000,000.00 USD
113.	Omnipoint DC Area DE License, LLC, Bellevue	1.317.	1.00%		1.00 USD
113.	Omnipoint DC Area DE License, LLC, Bellevue	1.98.	99.00%		1.00 USD
114.	Omnipoint DC License Holdings, LLC, Bellevue	1.98.	100.00%		1.00 USD
115.	Omnipoint DC-Salisbury D License, LLC, Bellevue	1.317.	1.00%		1.00 USD
115.	Omnipoint DC-Salisbury D License, LLC, Bellevue	1.98.	99.00%		1.00 USD
116.	Omnipoint Data Company, Inc., Bellevue	1.123.	100.00%		1.00 USD
117.	Omnipoint Dover License, LLC, Bellevue	1.110.	100.00%		1.00 USD
118.	Omnipoint Facilities Network 2, LLC, Bellevue	1.119.	100.00%		1.00 USD
119.	Omnipoint Facilities Network I, LLC, Bellevue	1.111.	100.00%		1.00 USD
120.	Omnipoint Facilities Spectrum 1, LLC, Bellevue	1.138.	100.00%		1.00 USD
121.	Omnipoint Facilities Spectrum 2, LLC, Bellevue	1.138.	100.00%		1.00 USD
122.	Omnipoint Finance Holding, LLC, Bellevue	1.112.	100.00%		1.00 USD
123.	Omnipoint Finance LLC, Bellevue	1.122.	100.00%		1.00 USD
124.	Omnipoint Holdings II, LLC, Bellevue	1.126.	100.00%		1.00 USD
125.	Omnipoint Holdings III, LLC, Bellevue	1.317.	1.00%		1.00 USD
125.	Omnipoint Holdings III, LLC, Bellevue	1.98.	99.00%		1.00 USD
126.	Omnipoint Holdings, Inc., Bellevue	1.123.	100.00%		1.00 USD
127.	Omnipoint Investment, LLC, Bellevue	1.147.	100.00%		1.00 USD
128.	Omnipoint Little Rock-El Dorado E License, LLC, Bellevue	1.138.	100.00%		1.00 USD
129.	Omnipoint MB Holdings, LLC, Bellevue	1.98.	100.00%		1.00 USD
130.	Omnipoint MI/Indiana Area DE License, LLC, Bellevue	1.134.	100.00%		1.00 USD
131.	Omnipoint MI/Indiana-Findlay D License, LLC, Bellevue	1.134.	100.00%		1.00 USD

132.	Omnipoint MI/Indiana-Lima D License, LLC, Bellevue	1.134.	100.00%		1.00 USD
133.	Omnipoint Miami E License, LLC, Bellevue	1.129.	100.00%		1.00 USD
134.	Omnipoint Midwest Holdings, LLC, Bellevue	1.98.	100.00%		1.00 USD
135.	Omnipoint NY MTA License, LLC, Bellevue	1.111.	100.00%		1.00 USD
136.	Omnipoint New England DE License, LLC, Bellevue	1.138.	100.00%		1.00 USD
137.	Omnipoint New York D License, LLC, Bellevue	1.138.	100.00%		1.00 USD
138.	Omnipoint PCS Entrepreneurs TWO, LLC, Bellevue	1.98.	100.00%		1.00 USD
139.	Omnipoint PCS, Inc., Bellevue	1.123.	100.00%		1.00 USD
140.	Omnipoint PFAS, LLC, Bellevue	1.124.	100.00%		1.00 USD
141.	Omnipoint Petoskey D License, LLC, Bellevue	1.138.	100.00%		1.00 USD
142.	Omnipoint Philadelphia License, LLC, Bellevue	1.110.	100.00%		1.00 USD
143.	Omnipoint Philadelphia-E. Lancaster E License, LLC, Bellevue	1.40.	100.00%		1.00 USD
144.	Omnipoint Salina-E. Hutchison E License, LLC, Bellevue	1.138.	100.00%		1.00 USD
145.	Omnipoint St. Louis Area DE License, LLC, Bellevue	1.138.	100.00%		1.00 USD
146.	Omnipoint Venture Partners II, LLC, Bellevue	1.98.	100.00%		1.00 USD
147.	Omnipoint Venture Partners, LLC, Bellevue	1.99.	100.00%		1.00 USD
148.	OnPay Limited, Hatfield	1.211.	100.00%		1.00 GBP
149.	One 2 One Personal Communications Ltd., Hatfield	1.195.	100.00%		1.00 GBP
150.	One2One Limited, Hatfield	1.219.	100.00%		2.00 GBP
151.	PASM Power and Air Condition Solution Management GmbH & Co. KG, Munich			100.00%	10,025,000.00 EUR	2)
152.	Pacific Bell Wireless, LLC, Bellevue	1.282.	100.00%		1.00 USD
153.	Polpager Sp.z o.o., Warsaw	1.70.	100.00%		2,000,000.00 PLN
154.	Powertel Atlanta Licenses, Inc., Bellevue	1.165.	100.00%		1.00 USD
155.	Powertel Birmingham Licenses, Inc., Bellevue	1.166.	100.00%		1.00 USD
156.	Powertel Birmingham Towers, LLC, Bellevue	1.164.	100.00%		1.00 USD
157.	Powertel Jacksonville Licenses, Inc., Bellevue	1.167.	100.00%		1.00 USD
158.	Powertel Kentucky Licenses, Inc., Bellevue	1.168.	100.00%		1.00 USD
159.	Powertel Knoxville Licenses, Inc., Bellevue	1.165.	100.00%		1.00 USD
160.	Powertel Memphis Licenses, Inc., Bellevue	1.169.	100.00%		1.00 USD
161.	Powertel Memphis Towers, LLC, Bellevue	1.164.	100.00%		1.00 USD
162.	Powertel Nashville Licenses, Inc., Bellevue	1.169.	100.00%		1.00 USD
163.	Powertel PCS, Inc., Bellevue	1.164.	100.00%		1.00 USD
164.	Powertel, Inc., Bellevue	1.233.	100.00%		56.00 USD
165.	Powertel/Atlanta, Inc, Bellevue	1.163.	100.00%		1.00 USD
166.	Powertel/Birmingham, Inc., Bellevue	1.163.	100.00%		1.00 USD
167.	Powertel/Jacksonville, Inc., Bellevue	1.163.	100.00%		1.00 USD
168.	Powertel/Kentucky, Inc., Bellevue	1.163.	100.00%		1.00 USD
169.	Powertel/Memphis, Inc., Bellevue	1.163.	100.00%		1.00 USD
170.	Pro-M Zrt, Budapest	1.84.	25.00%		200,000,000.00 HUF
170.	Pro-M Zrt, Budapest	1.213.	75.00%		200,000,000.00 HUF
171.	ProMoKom Rt., Budapest	1.84.	0.47%		21,300,000.00 HUF
171.	ProMoKom Rt., Budapest	1.213.	99.53%		21,300,000.00 HUF
172.	Qingdao DETECON Consulting Co. Ltd., Beijing	1.51.	100.00%		200,000.00 USD
173.	RK Tower, s.r.o., Bratislava	1.189.	100.00%		700,210,000.00 SKK
174.	ÓBUDA TELEVIZIÓ Kft. i.L., Budapest	1.194.	67.00%		3,000,000.00 HUF
174.	ÓBUDA TELEVIZIÓ Kft. i.L., Budapest	1.79.	33.00%		3,000,000.00 HUF
175.	Residenzpost GmbH & Co. Liegenschafts KG, Eschborn			100.00%	30,025,564.59 EUR
176.	SAF Forderungsmanagement GmbH, Heidelberg			100.00%	4,100,000.00 EUR	1)
177.	SCOUT Business Services GmbH, Munich	1.181.	100.00%		69,024.00 EUR
178.	SCS Personalberatung GmbH, Hamburg			100.00%	100,000.00 DEM
179.	SafeCom Rt., Budapest	1.21.	95.00%		20,000,000.00 HUF
179.	SafeCom Rt., Budapest	1.79.	5.00%		20,000,000.00 HUF
180.	Scout24 AG, Baar	1.182.	100.00%		532,081.00 CHF
181.	Scout24 GmbH, Munich	1.182.	100.00%		75,000.00 DEM

182.	Scout24 Holding GmbH, Munich	1.239.	100.00%		1,000,000.00 EUR
183.	Scout24 International Management AG, Baar	1.180.	100.00%		250,000.00 CHF
184.	Scout24 S.L., Madrid	1.180.	100.00%		3,006.00 EUR
185.	Scout24 Schweiz AG, Baar	1.180.	50.10%		980,000.00 CHF
186.	Scout24 Service GmbH, Darmstadt	1.239.	100.00%		30,000.00 EUR
187.	Scout24 Verwaltungs-und Beteiligungsgesellschaft mbH, Munich	1.182.	100.00%		25,000.00 EUR
188.	Sireo Real Estate Asset Management GmbH, Heusenstamm			51.00%	10,000,000.00 EUR
189.	Slovak Telecom, a.s., Bratislava			51.00%	26,027,500,000.00 SKK
190.	Software Daten Service Gesellschaft m.b.H., Vienna	1.255.	100.00%		290,691.34 EUR
191.	SolvenTec GmbH (Atypisch stille Beteiligung), Hanover			100.00%	2,750,000.00 DEM
192.	SolvenTec GmbH, Hanover			100.00%	5,113,000.00 EUR
193.	Stonebridge Communication A.D., Skopje	1.84.	100.00%		21,194,506,100.00 MKD
194.	T-Kábel Magyarország Kft., Budapest	1.84.	16.39%		920,000,000.00 HUF
194.	T-Kábel Magyarország Kft., Budapest	1.79.	83.61%		920,000,000.00 HUF
195.	T-Mobile (UK) Limited, Hatfield	1.218.	50.00%		11,025,000.00 GBP
195.	T-Mobile (UK) Limited, Hatfield	1.221.	50.00%		11,025,000.00 GBP
196.	T-Mobile (UK) Pension Trustee Limited, Hatfield	1.195.	100.00%		1.00 GBP
197.	T-Mobile—Mobile Consumer Services Limited, Hatfield	1.211.	100.00%		1.00 GBP
198.	T-Mobile Austria GmbH, Vienna	1.203.	100.00%		15,000,000.00 EUR
199.	T-Mobile Central LLC, Bellevue	1.291.	100.00%		1.00 USD
200.	T-Mobile Czech Republic a.s., Prague	1.27.	60.77%		520,000,000.00 CZK
201.	T-Mobile Deutschland GmbH, Bonn	1.206.	100.00%		520,000,000.00 EUR
202.	T-Mobile Global Holding GmbH, Bonn	1.206.	100.00%		50,000.00 EUR
203.	T-Mobile Global Holding Nr. 2 GmbH, Bonn	1.206.	100.00%		25,000.00 EUR
204.	T-Mobile Holdings Limited, Hatfield	1.202.	100.00%		706,540,268.00 GBP
205.	T-Mobile Hrvatska d.o.o., Zagreb	1.71.	100.00%		1,478,000,000.00 HRK
206.	T-Mobile International AG & Co. KG, Bonn	1.209.	99.99999997%		7,400,000,000.00 EUR
206.	T-Mobile International AG & Co. KG, Bonn	1.207.	0.00000003%		7,400,000,000.00 EUR
207.	T-Mobile International AG, Bonn	1.209.	100.00%		50,000.00 EUR
208.	T-Mobile International Austria GmbH, Vienna	1.198.	100.00%		37,000.00 EUR
209.	T-Mobile International Holding GmbH, Bonn			100.00%	7,400,000,000.00 EUR	1)
210.	T-Mobile International Limited, Hatfield	1.195.	100.00%		1.00 GBP
211.	T-Mobile International UK Ltd., Hatfield	1.206.	100.00%		30,100,000.00 GBP
212.	T-Mobile Ltd., Hatfield	1.204.	100.00%		1.00 GBP
213.	T-Mobile Magyarország Távközlési Részvénytársaság, Budapest	1.84.	99.999%		8,031,000,000.00 HUF
213.	T-Mobile Magyarország Távközlési Részvénytársaság, Budapest	1.59.	0.001%		8,031,000,000.00 HUF
214.	T-Mobile Netherlands B.V., The Hague	1.215.	100.00%		45,378,021.61 EUR
215.	T-Mobile Netherlands Holding B.V., The Hague	1.202.	100.00%		90,756,042.31 EUR
216.	T-Mobile Netherlands Klantenservice B.V., The Hague	1.214.	100.00%		1,116,949.96 EUR
217.	T-Mobile Netherlands Retail B.V., The Hague	1.214.	100.00%		18,000.00 EUR
218.	T-Mobile No. 1 Limited, Hatfield	1.204.	100.00%		2,552,000.00 GBP
219.	T-Mobile No. 2 Limited, Hatfield	1.204.	100.00%		45,925,000.00 GBP
220.	T-Mobile No. 4 Limited, Hatfield	1.204.	100.00%		4,000,000,003.00 GBP
221.	T-Mobile No. 5 Limited, Borehamwood	1.204.	100.00%		200,989,000.00 GBP
222.	T-Mobile Online Limited, Hatfield	1.211.	100.00%		1.00 GBP
223.	T-Mobile PCS Holding, LLC, Bellevue	1.233.	100.00%		1.00 USD
224.	T-Mobile PV/SS PCS, LLC, Bellevue	1.233.	100.00%		1.00 USD
225.	T-Mobile Poland Holding Nr. 1 B.V., Eindhoven	1.206.	100.00%		58,880,100.00 NLG
226.	T-Mobile Puerto Rico Subsidiary I, LLC, Bellevue	1.306.	100.00%		1.00 USD
227.	T-Mobile Resources Corporation, Bellevue	1.291.	100.00%		1.00 USD
228.	T-Mobile Retail Limited, Hatfield	1.195.	100.00%		105.00 GBP
229.	T-Mobile Service GmbH, Vienna	1.203.	100.00%		6,000,000.00 EUR
230.	T-Mobile Slovensko, a.s., Bratislava	1.189.	100.00%		3,734,735,000.00 SKK

231.	T-Mobile Subsidiary IV Corporation, Bellevue	1.223.	100.00%		1.00 USD
232.	T-Mobile Subsidiary V Corporation, Bellevue	1.223.	100.00%		1.00 USD
233.	T-Mobile USA, Inc., Bellevue	1.202.	100.00%		4,175.99 USD
234.	T-Mobile United Kingdom Ltd., Hatfield	1.204.	100.00%		1.00 GBP
235.	T-Mobile West Corporation, Bellevue	1.297.	100.00%		1.00 USD
236.	T-Mobile Worldwide Holding GmbH, Bonn	1.206.	100.00%		25,000.00 EUR
237.	T-Motion Ltd., Hatfield	1.211.	100.00%		1.00 GBP
238.	T-ONLINE FRANCE SAS., Paris	1.239.	100.00%		4,864,384.00 EUR
239.	T-Online International AG, Darmstadt			90.14%	1,223,890,578.00 EUR
240.	T-Online Magyarország Rt., Budapest	1.84.	100.00%		1,906,000,000.00 HUF
241.	T-Online Travel GmbH, Darmstadt	1.239.	100.00%		4,000,000.00 EUR
242.	T-Online Venture Fund GmbH & Co. KG, Bonn	1.280.			100,000.00 EUR
242.	T-Online Venture Fund GmbH & Co. KG, Bonn	2.72.	1.00%		100,000.00 EUR
242.	T-Online Venture Fund GmbH & Co. KG, Bonn	1.239.	99.00%		100,000.00 EUR
243.	T-Online.ch AG, Zurich	1.239.	100.00%		3,417,111.00 CHF
244.	T-Punkt Vertriebsgesellschaft mbH, Bonn			100.00%	10,000,000.00 EUR	1)
245.	T-Systems Ambra, S.L., Barcelona	1.259.	100.00%		3,010.00 EUR
246.	T-Systems Austria GesmbH, Vienna	1.255.	100.00%		185,000.00 EUR
247.	T-Systems Belgium NV, Zaventem	1.255.	99.35%		4,731,000.00 EUR
247.	T-Systems Belgium NV, Zaventem	1.265.	0.65%		4,731,000.00 EUR
248.	T-Systems Business Services GmbH, Bonn			100.00%	105,174,000.00 EUR	1)
249.	T-Systems Canada, Inc., Toronto	1.266.	100.00%		2,031,554.00 CAD
250.	T-Systems Czech s.r.o., Prague	1.255.	100.00%		110,225,000.00 CZK
251.	T-Systems DDM GmbH, Weingarten	1.255.	100.00%		153,400.00 EUR
252.	T-Systems Danmark A/S, Hillerod	1.255.	100.00%		5,000,000.00 DKK
253.	T-Systems EYTC, S.A., Bilbao	1.259.	100.00%		150,250.00 EUR
254.	T-Systems Eltec Seguridad, S.A., Barcelona	1.259.	100.00%		310,000.00 EUR
255.	T-Systems Enterprise Services GmbH, Frankfurt/Main			100.00%	154,440,900.00 EUR	1)
256.	T-Systems France SAS, Lyon	1.255.	100.00%		2,000,000.00 EUR
257.	T-Systems GEI GmbH, Aachen	1.255.	100.00%		11,301,600.00 EUR	1)
258.	T-Systems Hungary Kft., Budapest	1.84.	49.00%		281,690,000.00 HUF
258.	T-Systems Hungary Kft., Budapest	1.255.	51.00%		281,690,000.00 HUF
259.	T-Systems ITC Services Espana, S.A., Barcelona	1.255.	100.00%		19,203,000.00 EUR
260.	T-Systems Italia S.p.A., Assago (MI) Milanofiori	1.255.	100.00%		14,560,000.00 EUR
261.	T-Systems Japan K.K., Tokyo	1.255.	100.00%		495,000,000.00 JPY
262.	T-Systems Limited, Milton Keynes	1.255.	100.00%		550,001.00 GBP
263.	T-Systems Luxembourg S.A., Luxembourg	1.265.	0.02%		1,500,000.00 EUR
263.	T-Systems Luxembourg S.A., Luxembourg	1.247.	99.98%		1,500,000.00 EUR
264.	T-Systems Multimedia Solutions GmbH, Dresden	1.248.	100.00%		8,000,000.00 DEM	1)
265.	T-Systems Nederland B.V., Vianen (Utrecht)	1.255.	100.00%		908,000.00 EUR
266.	T-Systems North America, Inc., Wilmington, DW	1.255.	100.00%		200.00 USD
267.	T-Systems Polska Sp. z o.o., Wroclaw	1.255.	100.00%		8,327,000.00 PLN
268.	T-Systems PragoNet, a.s., Prague	1.255.	100.00%		251,300,000.00 CZK
269.	T-Systems SFH GmbH, Düsseldorf	1.255.	100.00%		511,300.00 EUR
270.	T-Systems Schweiz AG, Münchenbuchsee	1.255.	100.00%		13,000,000.00 CHF
271.	T-Systems Singapore Pte. Ltd., Singapore	1.255.	100.00%		15,511,000.00 SGD
272.	T-Systems Solutions (Pty) Limited, Midrand	1.274.	100.00%		4,000.00 ZAR
273.	T-Systems Solutions for Research GmbH, Weßling	1.255.	74.90%		5,000,000.00 EUR
274.	T-Systems South Africa (Pty) Limited, Midrand	1.255.	74.90%		4,000,085.00 ZAR
275.	T-Systems Spring Italia S.r.l., Rome	1.255.	100.00%		494,000.00 EUR
276.	T-Systems Telecommunication Services France SAS, Paris	1.255.	100.00%		1,000,000.00 EUR
277.	T-Systems Telecomunicacoes e Servicos Ltda., Sao Paulo	1.279.	99.99998%		4,182,560.00 BRL
277.	T-Systems Telecomunicacoes e Servicos Ltda., Sao Paulo	2.59.	0.00002%		4,182,560.00 BRL
278.	T-Systems Traffic GmbH, Bonn	1.255.	100.00%		5,113,000.00 EUR
279.	T-Systems do Brasil Ltda., Sao Paulo	2.59.	0.01%		15,000,000.00 BRL
279.	T-Systems do Brasil Ltda., Sao Paulo	1.255.	99.99%		15,000,000.00 BRL

280.	T-Venture Holding GmbH, Bonn			100.00%	10,225,900.00 EUR
281.	TBDS, a.s., Bratislava	1.189.	100.00%		1,000,000.00 SKK
282.	TMO CA/NV Holdings, LLC, Bellevue	1.111.	100.00%		1.00 USD
283.	Tele-Data Távközlési Adatfeldolgozó és Hirdetésszervezö Kft., Budaõrs	1.84.	50.98%		38,640,000.00 HUF
284.	Telekom Crne Gore A.D., Podgorica	1.84.	76.53%		140,996,394.00 EUR
285.	Telemacedónia A.D., Skopje	1.84.	100.00%		621,300.00 MKD
286.	Terravista.pt—Servicios Multimedia, S.A., Lisbon	1.336.	100.00%		4,262,000.00 EUR
287.	TopjobsScout24 Schweiz AG, Urdorf	1.80.	100.00%		600,000.00 CHF
288.	TruckScout24 GmbH, Munich	1.15.	60.00%		25,000.00 EUR
289.	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn			5.00%	1,000,000.00 EUR
289.	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn	1.53.	95.00%		1,000,000.00 EUR
290.	VS Delaware LLC, Bellevue	1.291.	100.00%		1.00 USD
291.	VS Washington Corporation, Bellevue	1.223.	100.00%		1.00 USD
292.	Viabridge Telecommunications Holding Limited, Valletta	1.84.	99.96%		251,000.00 EUR
292.	Viabridge Telecommunications Holding Limited, Valletta	1.59.	0.04%		251,000.00 EUR
293.	Vidanet Rt., Budapest	1.84.	67.50%		2,000,000,000.00 HUF
293.	Vidanet Rt., Budapest	1.79.	22.50%		2,000,000,000.00 HUF
294.	Vivento Customer Services GmbH, Bonn			100.00%	100,000.00 EUR	1)
295.	Vivento Technical Services GmbH, Bonn			100.00%	100,000.00 EUR	1)
296.	VoiceStream Central Communications, Inc., Bellevue	1.223.	100.00%		1.00 USD
297.	VoiceStream Central Operating Company, Inc., Bellevue	1.296.	100.00%		1.00 USD
298.	VoiceStream Columbus, Inc., Bellevue	1.297.	100.00%		1.00 USD
299.	VoiceStream GSM Control, LLC, Bellevue	1.233.	100.00%		1.00 USD
300.	VoiceStream GSM I Holding Company LLC, Bellevue	1.304.	100.00%		1.00 USD
301.	VoiceStream GSM I Holdings, LLC, Bellevue	1.315.	49.90%		1.00 USD
301.	VoiceStream GSM I Holdings, LLC, Bellevue	1.299.	50.10%		1.00 USD
302.	VoiceStream GSM I License Company, LLC, Bellevue	1.303.	100.00%		1.00 USD
303.	VoiceStream GSM I Operating Company, LLC, Bellevue	1.300.	100.00%		1.00 USD
304.	VoiceStream GSM I, LLC, Bellevue	1.301.	100.00%		1.00 USD
305.	VoiceStream GSM II Holdings, LLC, Bellevue	1.233.	50.10%		1.00 USD
305.	VoiceStream GSM II Holdings, LLC, Bellevue	1.127.	49.90%		1.00 USD
306.	VoiceStream GSM II, LLC, Bellevue	1.305.	100.00%		1.00 USD
307.	VoiceStream GSM III Holdings, LLC, Bellevue	1.127.	49.90%		1.00 USD
307.	VoiceStream GSM III Holdings, LLC, Bellevue	1.233.	50.10%		1.00 USD
308.	VoiceStream GSM III, LLC, Bellevue	1.307.	100.00%		1.00 USD
309.	VoiceStream Kansas City, Inc., Bellevue	1.297.	100.00%		1.00 USD
310.	VoiceStream Minneapolis, Inc., Bellevue	1.297.	100.00%		1.00 USD
311.	VoiceStream PA I, LLC, Bellevue	1.308.	100.00%		1.00 USD
312.	VoiceStream PA II, LLC, Bellevue	1.308.	100.00%		1.00 USD
313.	VoiceStream PA III, LLC, Bellevue	1.308.	100.00%		1.00 USD
314.	VoiceStream PCS BTA Corporation, Bellevue	1.291.	100.00%		1.00 USD
315.	VoiceStream PCS BTA I Corporation, Bellevue	1.314.	100.00%		1.00 USD
316.	VoiceStream PCS BTA I License Corporation, Bellevue	1.315.	100.00%		1.00 USD
317.	VoiceStream PCS BTA II LLC, Bellevue	1.314.	100.00%		1.00 USD
318.	VoiceStream PCS I Iowa Corporation, Bellevue	1.314.	100.00%		1.00 USD
319.	VoiceStream PCS I License LLC, Bellevue	1.199.	100.00%		1.00 USD
320.	VoiceStream PCS II Corporation, Bellevue	1.291.	100.00%		1.00 USD
321.	VoiceStream PCS II License Corporation, Bellevue	1.320.	100.00%		1.00 USD
322.	VoiceStream PCS III Corporation, Bellevue	1.291.	100.00%		1.00 USD
323.	VoiceStream PCS III License Corporation, Bellevue	1.322.	100.00%		1.00 USD
324.	VoiceStream PCS LMDS Corporation, Bellevue	1.314.	100.00%		1.00 USD
325.	VoiceStream PV/SS General Partner, L.P., Bellevue	1.326.	100.00%		1.00 USD
326.	VoiceStream PV/SS PCS Holdings, L.P., Bellevue	1.315.	49.90%		1.00 USD

326.	VoiceStream PV/SS PCS Holdings, L.P., Bellevue	1.224.	50.10%	1.00 USD
327.	VoiceStream PV/SS PCS, L.P., Bellevue	1.326.	99.00%	1.00 USD
327.	VoiceStream PV/SS PCS, L.P., Bellevue	1.325.	1.00%	1.00 USD
328.	VoiceStream Pittsburgh General Partner, Inc., Bellevue	1.297.	100.00%	1.00 USD
329.	VoiceStream Pittsburgh, L.P, Bellevue	1.297.	46.00%	1.00 USD
329.	VoiceStream Pittsburgh, L.P, Bellevue	1.328.	54.00%	1.00 USD
330.	VoiceStream Puerto Rico Subsidiary 4, LLC, Bellevue	1.233.	100.00%	1.00 USD
331.	VoiceStream Puerto Rico Subsidiary 5, LLC, Bellevue	1.233.	100.00%	1.00 USD
332.	VoiceStream SMR Corporation, Bellevue	1.314.	100.00%	1.00 USD
333.	VoiceStream Tampa/Orlando, Inc., Bellevue	1.297.	100.00%	1.00 USD
334.	X-byte Kft., Budapest	1.84.	99.00%	20,000,000.00 HUF
334.	X-byte Kft., Budapest	1.59.	1.00%	20,000,000.00 HUF
335.	XL AG, Munich	1.180.	100.00%	50,000.00 EUR
336.	YACOM INTERNET FACTORY, S.A.U., Madrid	1.239.	100.00%	12,500,000.00 EUR
337.	Yacom Travel Markets, S.L., Madrid	1.336.	100.00%	323,100.00 EUR
338.	Yacom Travel, S.L., Madrid	1.336.	100.00%	215,000.00 EUR
339.	Zeta Telekommunikationsdienste GmbH, Berlin	1.206.	51.00%	4,000,000.00 DEM
340.	Zoznam Mobile, s.r.o., Bratislava	1.189.	100.00%	200,000.00 SKK
341.	Zoznam, s.r.o., Bratislava	1.189.	90.00%	200,000.00 SKK
342.	Zweite DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Münster	1.201.	100.00%	100,000.00 EUR
343.	t-info GmbH, Munich	1.47.	100.00%	70,000,000.00 EUR
344.	Iris Inc., Grand Cayman, Cayman Islands				4)
345.	DR Purchase Finance Inc., Grand Cayman, Cayman Islands				4)
346.	THESIS LIMITED, St. Helier, Jersey, UK				4)
347.	Anika Inc., George Town, Cayman Islands				4)
348.	Tulip Asset Purchase Company B.V., Amsterdam, Netherlands				4)
349.	Bridge Finance Inc., George Town, Cayman Islands				4)
350.	Silver Tower Funding Limited, George Town, Cayman Islands				4)

Statement of investment holdings according to § 313 (2) HGB, consolidated financial statements as of December 31, 2005

Name and registered office of the company		Parent company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount Currency	Footnote
	2. Subsidiaries not included
1.	3.T-Venture Beteiligungsgesellschaft mbH (3. TVB), Bonn	2.52.	100.00%		25,000.00 EUR
2.	ActiveBilling Beteiligungs-GmbH, Bonn			100.00%	25,000.00 EUR
3.	Aesop Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
4.	Atrada Trading Network Limited, Manchester	1.8.	100.00%		1.00 GBP
5.	AutoScout24 d.o.o., Zagreb	1.15.	75.00%		40,000.00 HRK
6.	Balthasar Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
7.	Bonn-Innova Verwaltungsgesellschaft mbH i. L., Bonn	1.280.	100.00%		50,000.00 DEM
8.	CETEL B.V., Amsterdam			100.00%	45,378.02 EUR
9.	CSI Cabin Systems Information Technologies GmbH, Hamburg	1.255.	51.00%		25,000.00 EUR
10.	Carmen Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
11.	Caspar Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
12.	Compendo GmbH, Nuremberg	1.8.	100.00%		25,000.00 EUR
13.	Consultancy by Technicus Corporation (i.L.), Cebu City			100.00%	5,281,300.00 PHP
14.	DDG Gesellschaft für Verkehrsdaten mbH, Bonn	1.278.	100.00%		1,000,000.00 DEM
15.	DeTeAsia Holding GmbH, Bonn			100.00%	50,000.00 DEM
16.	Detecon Consulting Austria GmbH, Vienna	1.246.	100.00%		72,672.83 EUR
17.	Detecon Vezetési Tanácsadó Kft., Budapest	1.51.	100.00%		4,600,000.00 HUF
18.	Deutsche TELEKOM Asia Pte Ltd, Singapore			100.00%	1,000,000.00 SGD
19.	Deutsche TELEKOM Ltd., London			100.00%	240,000.00 GBP
20.	Deutsche TELEKOM S.A.S., Paris			100.00%	480,000.00 EUR
21.	Deutsche TELEKOM gAG, Moscow			100.00%	498,502.50 RUB
22.	Deutsche Telekom Berkom Gesellschaft für Forschung und Entwicklung von Anwendungen in der Telekommunikation mbH, Berlin			100.00%	1,000,000.00 DEM
23.	Deutsche Telekom España, S.L., Madrid			100.00%	10,000.00 EUR
24.	Deutsche Telekom K.K., Tokyo			100.00%	120,000,000.00 JPY
25.	Deutsche Telekom, Inc., New York, NY			100.00%	100.00 USD
26.	EPP Solution GmbH i. L., Dortmund			100.00%	255,650.00 EUR
27.	Eutelis Consult GmbH, Ratingen	1.51.	60.00%		1,360,000.00 DEM
28.	Fal Dete Telecommunications S.A.L., Furn El Chebbak	1.51.	51.00%		150,000,000.00 LBP
29.	Global TIMES Ventures Administration GmbH (GTV), Bonn	1.280.	100.00%		100,000.00 EUR
30.	Global TIMES Ventures GmbH&Co. KG, Bonn	1.280.	60.00%		47,500.00 EUR
31.	Hessen Digital Radio GmbH, Frankfurt/Main	1.248.	75.00%		50,000.00 EUR
32.	Horaz Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
33.	vivento customer services Beteiligungs-GmbH, Bonn			100.00%	25,000.00 EUR
34.	ImmoCom Verwaltungs GmbH, Eschborn	1.67.	100.00%		50,000.00 DEM
35.	JobScout24 GmbH i. L., Vienna	1.82.	100.00%		100,000.00 EUR
36.	Kabelsko distributivni sustav d.o.o., Cakovec	1.71.	100.00%		1,229,600.00 HRK
37.	MAGYARCOM SZOLGÁLTATÓ KOMMUNIKÁCIÓS Kft., Budapest			100.00%	50,000,000.00 HUF
38.	MMBG Multimedia Betriebs Geschäftsführungs-GmbH i.L., Bonn	2.39.	100.00%		50,000.00 DEM
39.	MMBG Multimedia Betriebs GmbH & Co. KG i.L., Bonn			95.00%	80,000,000.00 DEM
39.	MMBG Multimedia Betriebs GmbH & Co. KG i.L., Bonn	2.81.	5.00%		80,000,000.00 DEM
40.	Melchior Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
41.	NAB Nordamerika Beteiligungs Holding GmbH i.L., Bonn			100.00%	2,500,000.00 EUR

42.	Norma Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
43.	Ovid Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
44.	PASM Power and Air Condition Solution Management Beteiligungs GmbH, Bonn	1.43.	100.00%		25,000.00 EUR
45.	SIM Sireo Investment Management S.á.r.l., Luxemburg	1.188.	100.00%		12,500.00 EUR
46.	Seneca Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
47.	Service 2000 Computerdienstleistungs GmbH, Frankfurt/Main	1.255.	100.00%		50,000.00 DEM
48.	Seven"s GbR Düsseldorf, Düsseldorf	1.67.	60.00%		— EUR
49.	T SYSTEMS TELEKOMÜNIKASYON LIMITED SIRKETI, Istanbul	2.59.	0.59%		8,500.00 TRY
49.	T SYSTEMS TELEKOMÜNIKASYON LIMITED SIRKETI, Istanbul	1.255.	99.41%		8,500.00 TRY
50.	T-Com Innovationsgesellschaft mbH, Berlin			100.00%	25,000.00 EUR
51.	T-Com Venture Fund GmbH & Co. KG, Bonn			98.02%	50,500.00 EUR
51.	T-Com Venture Fund GmbH & Co. KG, Bonn	2.72.	1.98%		50,500.00 EUR
52.	T-Corporate Venture Fund GmbH & Co. KG, Bonn			99.00%	100,000.00 EUR
52.	T-Corporate Venture Fund GmbH & Co. KG, Bonn	2.72.	1.00%		100,000.00 EUR
53.	T-Mobile Global Holding Nr. 3 GmbH, Bonn	1.206.	100.00%		25,000.00 EUR
54.	T-Mobile Global Holding Nr. 4 GmbH, Bonn	1.206.	100.00%		25,000.00 EUR
55.	T-Mobile Global Holding Nr. 5 GmbH, Bonn	1.206.	100.00%		25,000.00 EUR
56.	T-Mobile Newco 1 GmbH, Bonn	1.206.	100.00%		25,000.00 EUR
57.	T-Mobile Newco 2 GmbH, Bonn	1.206.	100.00%		25,000.00 EUR
58.	T-Mobile Venture Fund GmbH&Co. KG, Bonn	2.72.	1.00%		100,000.00 EUR
58.	T-Mobile Venture Fund GmbH&Co. KG, Bonn	1.206.	99.00%		100,000.00 EUR
59.	T-Systems Beteiligungsverwaltungsgesellschaft mbH, Frankfurt/Main	1.255.	100.00%		25,600.00 EUR
60.	T-Systems Bilisim Teknolojileri Anonim Sirketi, Istanbul	2.59.	0.0000003%		3,005,931,000,000.00 TRL
60.	T-Systems Bilisim Teknolojileri Anonim Sirketi, Istanbul	1.255.	99.9999997%		3,005,931,000,000.00 TRL
61.	T-Systems CIS, Moscow	1.255.	100.00%		4,630,728.00 RUB
62.	T-Systems China Limited, Hong Kong	1.255.	100.00%		24,000,000.00 HKD
63.	T-Systems Computer Holdings (Pty) Limited, Midrand	1.274.	98.00%		100.00 ZAR
64.	T-Systems Dataware Kft., Budapest	1.258.	100.00%		80,000,000.00 HUF
65.	T-Systems ITC Philippines, Inc. i. L., Metro Manila	1.255.	100.00%		30,000,000.00 PHP
66.	T-Systems ITS Austria GmbH, Vienna	1.255.	100.00%		35,000.00 EUR
67.	T-Systems India Private Limited, Pune	2.59.	0.000007%		141,349,990.00 INR
67.	T-Systems India Private Limited, Pune	1.255.	99.999993%		141,349,990.00 INR
68.	T-Systems RIC Kutatási Kft., Budapest	1.84.	20.00%		121,500,000.00 HUF
68.	T-Systems RIC Kutatási Kft., Budapest	1.258.	80.00%		121,500,000.00 HUF
69.	T-Systems Venture Fund GmbH & Co. KG, Bonn	1.255.	99.00%		50,000.00 EUR
69.	T-Systems Venture Fund GmbH & Co. KG, Bonn	2.72.	1.00%		50,000.00 EUR
70.	T-Systems d.o.o., Belgrad	1.255.	100.00%		500.00 EUR
71.	T-Systems, informacijski sistemi, d.o.o., Ljubljana	1.255.	100.00%		2,100,000.00 SIT
72.	T-Venture Telekom Funds Beteiligungs-GmbH, Bonn	1.280.	99.60%		25,100.00 EUR
72.	T-Venture Telekom Funds Beteiligungs-GmbH, Bonn	1.206.	0.40%		25,100.00 EUR
73.	T-Venture of America, Inc., San Mateo, CA	1.280.	100.00%		100.00 USD
74.	TAMBURO Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
75.	TOB T-Systems Ukraine, Kiev	2.59.	0.10%		35,000.00 UAH
75.	TOB T-Systems Ukraine, Kiev	1.255.	99.90%		35,000.00 UAH
76.	Tacitus Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
77.	Top Jobs on the net Ltd. i. L., Warrington	2.82.	100.00%		11.00 GBP
78.	Traviata Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00 EUR
79.	Vivento Technical Services Beteiligungs-GmbH, Bonn			100.00%	25,000.00 EUR
80.	Yaonline Proveedor de Servicios de Internet, S.L., Madrid	1.336.	100.00%		3,100.00 EUR
81.	ZODIAC Telekommunikationsdienste GmbH, Bonn			100.00%	25,600.00 EUR
82.	topjobs.net plc. i.L., Warrington	1.180.	100.00%		1,984.00 GBP

Statement of investment holdings according to § 313 (2) HGB, consolidated financial statements as of December 31, 2005

Name and registered office of the company		Parent company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount Currency	Footnote
	3.a Joint ventures accounted for using the equity method
1.	Toll Collect GbR, Berlin			45.00%	— EUR
2.	Toll Collect GmbH, Berlin			45.00%	5,000,000.00 EUR
	3.b Associates accounted for using the equity method
1.	Absline Multimedia, S.L., Madrid	1.336.	47.50%		257,309.58 EUR
2.	Bild.T-Online.de AG & Co. KG, Berlin	1.239.	37.00%		1,000,000.00 EUR
3.	Bild.T-Online.de Verwaltungs AG, Berlin	1.239.	37.00%		50,000.00 EUR
4.	Budakalász KTV Kft., Budakalàsz	1.194.	25.00%		70,000,000.00 HUF
5.	CTDI Nethouse Services GmbH, Malsch (Kreis Karlsruhe)			49.00%	2,500,000.00 EUR
6.	CoreMedia AG, Hamburg	1.242.	27.53%		3,756,526.00 EUR
7.	DETECON AL SAUDIA Co. Ltd., Riyadh	1.51.	46.50%		4,000,000.00 SAR
8.	Danet GmbH, Weiterstadt			30.00%	3,000,000.00 EUR
9.	ERONET-Pokretne komunikacije d.o.o., Mostar	1.71.	49.00%		90,151,479.73 KM
10.	HTW Medienhandel Holding GmbH, Munich	1.242.	30.02%		300,000.00 EUR
11.	Hrvatska posta d.o.o., Mostar	1.71.	30.29%		21,109,284.00 KM
12.	Hrvatske telekomunikacije d.o.o., Mostar	1.71.	30.29%		184,458,872.77 KM
13.	Hunsat Magyar Urtávközlés Rt., Budapest	1.84.	50.00%		100,000,000.00 HUF
14.	I Wireless Holding Company, Bellevue	1.318.	40.00%		52,416,761.00 USD
15.	IKO-Telekom Média Holding Részvénytársaság, Budapest	1.84.	50.00%		3,200,000,000.00 HUF
16.	Immobilien Scout GmbH, Berlin	1.180.	33.11%		282,100.00 DEM
17.	International Transaction Services GmbH, Düsseldorf	1.255.	49.00%		5,000,000.00 EUR
18.	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw	1.201.	22.50%		471,000,000.00 PLN
18.	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw	1.225.	22.50%		471,000,000.00 PLN
18.	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw	1.153.	4.00%		471,000,000.00 PLN
19.	Store Alcala 76, S.L., Madrid	1.336.	50.00%		4,920.00 EUR
20.	buecher.de GmbH & Co. KG, Augsburg	1.239.	25.00%		500,000.00 EUR
21.	buecher.de Verwaltungs GmbH, Augsburg	1.239.	25.00%		25,000.00 EUR
22.	gamigo AG, Rheine	1.242.	38.18%		122,049.00 EUR

Statement of investment holdings according to § 313 (2) HGB, consolidated financial statements as of December 31, 2005

Name and registered office of the company		Parent company	Share of capital stock (indirect shareholding [%])	Share of capital stock (direct shareholding [%])	Total nominal amount Currency	Footnote
	4.a Unconsolidated joint ventures
1.	AirIT International GmbH, Frankfurt/Main	1.255.	50.00%		102,300.00 EUR
2.	Arbeitsgemeinschaft Wärmelieferung und Anlagencontracting Koblenzer Schulen GbR, Koblenz	1.43.	50.00%		— EUR
3.	Bayern Digital Radio GmbH, Munich	1.248.	45.00%		100,000.00 DEM
4.	CT-Beteiligungsverwaltungsgesellschaft mbH i.L., Bonn	1.280.	50.00%		100,000.00 DEM
5.	DIGITAL RADIO WEST GmbH, Cologne	1.248.	45.00%		50,000.00 EUR
6.	DRN Digital Radio Nord GmbH, Hamburg	1.248.	47.00%		50,000.00 EUR
7.	DT-FT Italian Holding GmbH i.L., Bonn			50.00%	50,000.00 DEM
8.	Digital Radio Saar GmbH, Saarbrücken	1.248.	45.00%		150,000.00 EUR
9.	Digital Radio Südwest GmbH, Stuttgart	1.248.	45.00%		250,000.00 EUR
10.	Electrocycling Anlagen GmbH, Goslar			25.00%	9,000,000.00 DEM
11.	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart	1.255.	20.00%		50,000.00 EUR
11.	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart	1.273.	20.00%		50,000.00 EUR
	4.b Unconsolidated associates
1.	Atypisch stille Beteiligung am Deutschen Adreßbuchverlag für Wirtschaft und Verkehr GmbH, Hamburg	1.47.	28.30%		— EUR
2.	Callahan Nordrhein-Westfalen GmbH, Cologne	1.53.	45.00%		2,595,000.00 EUR
3.	Das Telefonbuch Servicegesellschaft mbH, Frankfurt/Main	1.47.	25.10%		500,000.00 EUR
4.	Das Örtliche Service-und Marketinggesellschaft mbH, Essen	1.47.	25.10%		500,000.00 EUR
5.	Deutscher Adreßbuchverlag für Wirtschaft und Verkehr GmbH (DAV), Hamburg	1.47.	25.10%		700,000.00 DEM
6.	Dial—The Israeli Co. for International Communications Services Ltd., Tel Aviv			22.82%	9,999.00 ILS
7.	Electrocycling GmbH, Goslar			25.50%	1,500,000.00 EUR
8.	Gelbe Seiten Marketing Gesellschaft mbH, Hamburg	1.47.	25.10%		500,000.00 EUR
9.	IT Immobilienbeteiligungsgesellschaft mbH, Bonn	1.51.	3.00%		500,000.00 DEM
9.	IT Immobilienbeteiligungsgesellschaft mbH, Bonn	1.43.	47.00%		500,000.00 DEM
10.	IVISTAR Kommunikationssysteme AG, Berlin	1.280.	23.59%		64,080.00 EUR
11.	PrimaCom Osnabrück Beteiligungs-GmbH, Osnabrück			24.00%	50,000.00 DEM
12.	Skyon AG i. L., Offenburg	1.280.	34.55%		3,055,984.40 EUR
13.	TN Transport-Network GmbH i. L., Abstatt	1.15.	30.00%		25,000.00 EUR
14.	TVG Telefon- und Verzeichnisverlag GmbH & Co. KG, Frankfurt/Main	1.47.	25.10%		2,501,000.00 EUR
15.	Tele-Auskunft Online GmbH, Frankfurt/Main	1.47.	25.32%		250,000.00 EUR
16.	TeleOp Gesellschaft mit beschränkter Haftung, Oberpfaffenhofen	1.255.	32.40%		25,000.00 EUR
17.	Telesens KSCL AG i.L., Cologne	1.280.	24.09%		23,588,222.00 EUR
18.	e-fellows.net GmbH & Co. KG, Munich			33.33%	150,000.00 EUR
19.	e-fellows.net Verwaltungs-GmbH, Munich			33.33%	30,000.00 EUR
20.	iesy Holdings GmbH, Bad Homburg	1.53.	35.00%		1,000,000.00 EUR
	4.c Other holdings
1.	EURESCOM-European Institute for Research and Strategic Studies in Telecommunications GmbH, Heidelberg			10.00%	100,000.00 EUR
2.	Wireless Alliance, LLC, Bellevue	1.310.	30.00%		31,679,296.00 USD
3.	W2001 Blue GmbH & Co. KG, Eschborn			100.00%	90,000.00 EUR	3)

4.	W2001 Blue Potsdam GmbH & Co. KG, Eschborn	1.67.	100.00%	10,000.00 EUR	3)

1)
The company exercises the disclosure simplification option according to § 264 (3) HGB and it exists a loss transfer agreement according to § 302 AktG (Stock Corporation Act).

2)
The company exercises the disclosure simplification option according to § 264 b HGB.

3)
The share of voting rights is 10%.

4)
Special purpose entity according to SIC-12.